UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): April 30, 2010

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                               000-50884                                                            94-3120386

                  (Commission File Number)                              (IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri                                    63108

       (Address of Principal Executive Offices)                                                       (Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

On April 30, 2010, Stereotaxis, Inc. (the “Company”) entered into that certain Fourth Amendment to the Development Alliance and Supply Agreement (the “Agreement”) with Biosense Webster, Inc. (“Biosense Webster”) which amends the terms of certain agreements between the Company and Biosense Webster.

The Agreement extends Biosense Webster’s exclusive distribution rights for the Company’s non-irrigated catheters until August 1, 2010 in order to extend the time for negotiation of a possible expanded collaboration agreement including co-marketing of Odyssey products.  The Agreement also updates the parties’ revenue sharing arrangement in accordance with such extension.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STEREOTAXIS, INC.

Date:   April 30, 2010                                     By:   /s/ Daniel J. Johnston

                                                            Name:  Daniel J. Johnston

                                                            Title:  Chief Financial Officer